Wells Fargo Commercial Mortgage Servicing
Management's Assessment
P.O. Box:31388, Oakland, CA 94604
1901 Harrison St., 2nd Floor
Oakland, CA 94612
Tel:
800 986 9711
Management of Wells Fargo Commercial Mortgage Servicing, a division of Wells Fargo Bank, National
Association, (the "Company") is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of commercial loans (the "Platform"), except for servicing criteria 1122(d)(1)(iii),
1122(d)(3)(i)(B-D), 1122(d)(3)(ii-iv), and 1122(d)(4)(xv), which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the year ended December
31, 2014. Appendix A to this letter identifies the commercial mortgage pools and other structures involving the commercial loans constituting the Platform. Appendix B to this letter identifies the applicable servicing criteria with respect to the Platform.
With respect to servicing criteria 1122(d)(4)(xi) and 1122(d)(4)(xii), the Company performs applicable activities covered by these criteria, with respect to the Platform, except the Company has engaged various vendors to perform certain tax payment activities. Such vendors have provided separate Regulation AB
Item 1122 management assessments and attestations for such activities.
With respect to applicable servicing criterion 1122(d)(4)(iii), there were no activities performed during the year ended December 31, 2014 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.
With respect to servicing criteria 1122(d)(l)(i), 1122(d)(3)(i)(A), 1122(d)(4)(i), and 1122(d)(4)(vi), the
Company has engaged various vendors to perform the activities required by these servicing criteria. The
Company's management has determined that none of these vendors is considered a "servicer" as defined in
Item 1101(j) of Regulation AB, and the Company's management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by the SEC's
Compliance and Disclosure Interpretation ("C&DI") 200.06, Vendors Engaged by Services (C&DI
200.06) (formerly SEC Manual Telephone Interpretation 17.06). The Company has policies and procedures in place designed to provide reasonable assurance that the vendors' activities comply in all material respects with the servicing criteria applicable to each vendor. The Company's management is solely responsible for determining that it meets the SEC requirements to apply C&DI 200.06 for the vendors and related criteria.
The Company's management has assessed the Company's compliance with the applicable servicing criteria as of and for the year ended December 31, 2014. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.
Based on such assessment, management believes that, as of and for the year ended December 31, 2014, the
Company has complied in all material respects with the servicing criteria set forth in Item 1122(d) of
Regulation AB of the Securities and Exchange Commission relating to the servicing of the Platform.
KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to management's assessment of compliance with the applicable servicing criteria as of and for the year ended December 31, 2014.
March 6, 2015
/S/ Daniel E. Bober
Daniel E. Bober
Executive Vice President
Commercial Mortgage Servicing
Wells Fargo Bank, National Association

APPENDIX A
COMMERCIAL MORTGAGES POOLS AND OTHER STRUCTURES
GOLDMAN SACHS 2005-ROCK
TIMES SQUARE HOTEL TRUST
BHMS 2014-ATLS
BB-UBS 2012-SHOW
DOLLAR GENERAL
DLJ 1999-CG2
BB-UBS 2012-TFT
GSMS 2012-BWTR
GREENWICH CCFC 2003-C2
BB 2013-TYSN
GREENWICH CCFC 2003-C1
COMM 2013-THL
DLJ 1999-CG1
GSMS 2012-SHOP
DLJ 1999-CG3
MS06TOP23
PCMT03PWRI
DLJ 1998-CG1
BSC03PWR2
BSCM06TOP24
BSC05PWR8
MSOSTOP19
MSCI06TOP21 (NONPOOLED)
MS06TOP21
BSC04PWR3
BSC04PWR4
BSCOSPWR7
MS07TOP25
BSCM04TOP14
BSC04PWR6
BSCM06TOP22
BSCMS05TOP20
BSC04PWR5
BSCM05TOP20 (NONPOOLED)
BA-FUNB 2001-3
BSCM07TOP26
BSC06PWR11
BSC06PWR13
BSC06PWR12
BSC07PWR15
BSC05PWR10
BSC05PWR9
ML 1997-C2
BSC06PWR14
BACM2005-6
MSDW03HQ2
BANC OF AMERICA COMM MTG
2006-1
    BANC OF AMERICA COMM
    MTG2005-6
BANC OF AMERICA COMM
MLMT 2005-CKI1
BANC OF AMERICA COMM
MTG 2006-5
MTG2007-3
BANC OF AMERICA COMM
GECMC 2007-C1
GREENWICH CCFC 2007-GG11
MTG 2006-2
JPMC 2003 CIBC6
GECC 2001-3
JPMC 2002 C2
ML-CFC 2006-1
GREENWICH CCFC 2007-GG9
CGCMT 2013-GC17
DBUBS 2011-LC2
DBUBS 2011-LC3
CGCMT 2014-GC21
COMM 2014-CCRE20
COMM 2014-277P
CITIGROUP 2007-C6
MLMT 2006-C2
COMM 2014-CCRE14
COMM 2013-CCRE12

MS03T0P11
GSMS 2012-GCJ9
GSMS 2013-GC10
GSMS 2010-C2
CITIGROUP 2013-GCJ11
GSMS 2011-GC3
JPMC 2003-Cl
ML-CFC 2006-2
GREENWICH CCFC 2005-GG5
GSMS 2013-GC13
GSMS 2014-GC18
COMM2014-UBS5
GRACE 2014-GRCE
GSMS 2012-ALOHA
CITIGROUP 2012-GC8
GSMS 2012-TMSQ
GE 2006 C1
JPMC 2003 MLl
GOLDMAN 2006-GG8
CGCMT 2013-GC15
GECC 2002-3
MLMT06C1
JPM06CIBC15
MS04TOP15
JPM07CIBC19
JPM06CIBC17
GSMSC04GG2
MLCFC06-4
COMM 2013-CCRE6
GOLDMAN 2006-GG6
COMM 2013-CCRE13
COMM 2014-LC17
COMM 2014-LC15
COMM 2014-UB6 PRIMARY ONLY
   JPMC 2002 CIBC5
GE 2002 C2
GSMS 2013-GCJ14
CGCMT 2014-GC19
CGCMT 2014-GC25
GECC 2002-1
WFLD 2014-MONT
GSMS 2013-GCJ16
GSMS 2014-GC22
DBCCRE 2014-ARCP
MS05TOPI7
MSDW03TOP9
BSCM03TOP12
BAMLL 2013-WBRK
COMM 2013-WWP
BWAY2013-1515
COMM 2014-CCRE15 PRIMARY
TMSQ 2014-1500
JPMCC 2014-DSTY
JPM08C2
BSCM03TOP10
BSCM04TOP16
GECMC 2004 C2
GSMSC 2010-Cl
JPMC 2002 C1
COMM 2012-LC4
UBS 2012-C1
GREENWICH CCFC 2004-GGl
GOLDMAN 2007-GG10
GSMS 2012-GCJ7
CITIGROUP 2013-375P
GSMS 2014-GC26
COMM 2013-CCRE10
UBS-BARCLAYS 2012-C4
COMM 2010-C1
UBS-CITIGROUP 2011-C1
BSCM05TOP18
MS04TOP13
GSMS 2013-KING
UBS-BARCLAYS 2012-C2
GSMS 2011-GC5
GSMS 2013-GCJ12
COMM 2014-UBS3
DBUBS 2011-LC1

COMM 2012-9W57
JPM05LDP3
l345FB2005
GMAC 2003-C1
GCCFC 2005-GG3
NORTEL NETWORKS TRUST
JPM6LDP9
MSCI2003-IQ4
MSC05HQ6
2001-1
MSCI04HQ3
MS07TOP27 AW34
(NONPOOLED)
MS07TOP27
BSC07PWR18
CD 2007-CD4
MSC 2014-MP
BSC07PWR16
BSC07PWR17
QCMT13QC
GREENWICH CCFC 2002 C1
MS08TOP29
COMM2014-KYO
BSCM07TOP28
RBSCF 2013-SMV
BEAR 1999-Cl
MSCI2007IQ16
DMARC 1998-C1
MSC06HQ10
MSC05HQ7
MSC04HQ4
MSCI06HQ9
MSCI06HQ8
MSC07HQ12
MS01TOP1
MLCFC07-9
MSC07IQ13
MSCI03IQ6
FUNB 2001 C4
FUNB 2001 C2
MERRILL LYNCH 2008-Cl
ML-CFC 2007-7
BSCOOWF2
MSCI05IQ9
MLCFC07-6
MSD01TP3
MLCFC07-5
MDC02TP7
BSCM02TOP8
BSOITOP2
MLCFC07-8
MSC07IQ14
BSCOITP4
MSC07IQ16
MSC06IQ11
MSCI04IQ7
CITIGROUP 2013-SMP
COMM 2013-SFS
BSCOOWF1
MSCI04IQ8
MLMT07Cl
MDC01TP5
BSC99WF2
COUNTRYWIDE 2007-MF1
ML-CFC 2007-6
BSC02TP6
MLMT 2002 MW1
LB 1999 C1
LB 1999 C2
SRPT 2014-STAR
LB 1998 C4
SCG 2013-SRP1
COMMUNITY SOUTH BANK
JPMC 2005 LDP1
PORTFOLIO
1999-LIFE1
MSC99WF1
MSC98WF2

WACHOVIA 2003-C4
BAMLL 2014-IP
WACHOVIA 2003 C3
WACHOVIA 2002 Cl
CGCMT 2014-388G
JPMCC 2007-LDP11
RBSCF 2013-GSP
WACHOVIA 2003-C5
FUNB99Cl
MSC 2014-CPT
COMM2013-FL3
BAMLL 2014-8SPR
AMERICOLD 2010-ART
FUNB 2001 C3
CGWF 2013-RKWH
CGBAM 2013-BREH
BAMLL 2014-ICTS
WACHOVIA 2003-C7
JPMC 2006-LDP7
BAMLL 2014-INLD
MS2000LIFE1
JPMC03LN1
LCCM 2014-909
JPM2006LDP8
BAMLL 2013-DSNY
ONE LINCOLN 2004-C3
JPMC 2005-LDP2
VNO 2012-6AVE
JPMCC 2007-LDP10
JPMC 2001 CIBC3
VDNO 2013-PENN
CSMC 2014-USA
JPM2007LDP12
BBCMS 2014-BXO
BAMLL 2014-520M
COMM2014-BBG
CGRBS 2013-VNO5TH
LCCM2013GCP
WACHOVIA 2003-C6
COMM 2014-PAT
CGBAM 2014-HD
BLCP 2014-CLRN
ENERGY PLAZA LEASE TRUST
WPCM 2014-TISH
CD 2007-CD5
2002
WACHOVIA 2002 C2
ML 1998-C3
JPMC 2006-LDP9
JPMC 2006 FL2
COMM 2014-FL4
JPMCC 2014-FL5
COMM 2014-FL5
JPMC2011-PLSD
7 WORLD TRADE CENTER 2012-
WTC
FULB l997 C2
JPMC 2013-ALC
3 WORLD TRADE CENTER 2014
BAMLL 2014- FL1
BAMLL 2014-INLD MZ B
BACM2007-1
MSDWMC OWNER TRUST 2000-
  JP MORGAN CB 2003-CIBC7
1166 AVENUE OF AMERICAS
Fl
2005-C6
FREMF 2012-K705- PRIMARY
FREMF 2013-KS01 PRIMARY
FOUR TIMES SQUARE 2006 -
ONLY
4TS
FREMF 2014 K39 PRIMARY
FREMF 2014 K37 (PRIMARY)
CSF99C01
COMM07FL14
COMM07FL14 (NONPOOLED)
GOLDMAN 2010-K5- PRIMARY ONLY

FREMF 2012-K709- PRIMARY ONLY
          FREMF 2011-K14 PRIMARY ONLY
               FREMF 2013 KF02 PRIMARY ONLY
FREMF 2013-K24 (PRIMARY ONLY)
     CHASE-FUNB 1999-1
FREMF 2014-K38 PRIMARY
FREMF 2013-K502- PRIMARY
FREMF 2013-K712 PRIMARY
FREMF 2014-KX01 (PRIMARY)
ONLY
ONLY
FREMF 2012-KF0l PRIMARY
FREMF 2012-K710 PRIMARY
FREMF 2011-K10- PRIMARY
ONLY
ONLY
ONLY
FREMF 2011 Kl2 PRIMARY
FREMF 2014 KF03 (PRIMARY)
FREMF 2012- Kl9 PRIMARY
ONLY
ONLY
COMM 2009-K4 PRIMARY
FREMF 2012-K501- PRIMARY ONLY
          FREMF 2012-K22 (PRIMARY ONLY)
LB UBS 2004 C6
WACHOVIA 2007-C33
LB-UBS 2007-C7
WFRBS 2011-C3
WACHOVIA 2006-C29
FREMF 2012-Kl8- PRIMARY
ONLY
COMM 2012-CCRE1
COMM 2012-CCRE2
FREMF 2013 K32 PRIMARY
ONLY
LB UBS 2002 C7
LB-UBS 2003-C3
WACHOVIA 2004-C12
WACHOVIA 2005-Cl6
FUNB 1999 C4
WACHOVIA 2006-C26
LB UBS 2006-C4
CSCMT 2007-C3
COBALT 2007- C3
MORGAN STANLEY 2007-HQ13
COBALT 2007-C2
LB UBS 2002 C1
CITIGROUP 2005 C3
WACHOVIA 2005-C22
TIAA 2007-C4
LB UBS 2006-C7
IRVINE CORE OFFICE TRUST
2013-IRV
WFCM 2014-LC16
WFRBS 2014-C22
LBUBS05C2
WFRBS 2012-C7
JPMCC 2012-C6
WFRBS 2012-C8
MSBAM 2013-C11
WACHOVIA 2005-C19
LB UBS 2004 C1
CS FIRST BOSTON 1998 C2
CITIGROUP 2006 C5
WACHOVIA 2004 C15
LB UBS 2003 C8
CSCMC 2007-C4
CHASE 2000-3
FREMF 2010-K6 PRIMARY
ONLY
FREMF 2011-KAIV PRIMARY
WACHOVIA 2005 C17
LB-UBS 2005 C7
ONLY

CSFB 2006-C2 COMM 2012-
CCRE4
CD 2006-CD3
WACHOVIA 2006-C24
LB-UBS 2006 C3
GECC 2000-1
MORGAN STANLEY 2011-C3
FREMF 2012-K17 PRIMARY AND
MSBAM 2014-C15
WACHOVIA 2007-WHALE 8
FUNB-BA 2001 C1
  WACHOVIA 2003-C8
SPECIAL
LB-UBS 2003-C1
LB UBS 2004 C7
LB-UBS 2005 C5
WFRBS 2011-C5
WACHOVIA 2006-C25
WACHOVIA 2007-C34
WFRBS 2013-C14
JPMC 2014-C20
WFRBS 2014-C20
WFRBS 2013-C12
WFCM10C1
WFRBS 2014-LC14
WFRBS 2013-C16
JPMBB 2014-C25
MSBAM 2013-C8
JPMBB 20l3-C17
JPMBB 2014-C21
WFRBS 2013-Cl5
JPMCC 2013-C16
WFRBS 2014-C21
LB-UBS 2003 C5
LB UBS 2004 C4
LB UBS 2005 Cl
WACHOVIA 2004 C10
VORNADO DP LLC 2010-VNO
CSCMT 2007-C2
COMM2012-CCRE3
LB UBS 2001 C3
WACHOVIA 2005-C20
WACHOVIA 2007-C32
WACHOVIA 2007-C31
WACHOVIA 2006-C27
WACHOVIA 2006-C28
CHASE 1999-2
MSBAM 2014-C19
WACHOVIA 2004 C14
WFRBS 2012-C9
WFRBS 2012-C6
WFRBS 2012-C10
WFCM 2013-LC12
WFRBS 2013-C13
JPMBB 2013-C15
WFRBS 2014-C19
WFRBS 2014-C24
LBUBS05C3
WFRBS 2013-UBS1
JPMBB 2.014-C24
WFCM 2013-BTC
WFRBS 2013-C11
WFRBSI1C4
WFRBS 2013-C18
WFRBS 2014-C23
WFRBS 2014-C25
WFRBS11C2
RES 2010-MB1
WACHOVIA 2003-C9
WACHOVIA 2004 C11
1166 AVENUE OF THE
CD 2006-CD2
JPMC 2012-CIBX
AMERICAS 2002-C5
WFCM 2012-LC5
FREMF 2011-K16- PRIMARY
MEZZ CAP 2004-C2
ONLY

COBALT 2006-C1
LB-UBS 2007-C6
MEZZ CAP 2005-C3
MORGAN STANLEY BAML
MERRILL LYNCH 1998 C2
MSBAM 2014-C14
2012-C6
MSBAM 2013-Cl2
MSBAM 2014-C17
FREMF 2013-K35 (PRIMARY)
FREMF 2013 K28 (PRIMARY)
CITY CENTER 2011-CCHP
MEZZ CAP 2004-C 1
WACHOVIA 2005-C21
LB UBS 2008-C1
FUNBICHASE 1999 C2
LB UBS 2006-C6
ACRE 2013-FLl
ACRE 20l4-FL2
MEZZ CAP 2007-C5
MEZZ CAP 2006-C4
FREMF 2012-K21- PRIMARY
ONLY
FREMF 2012-KP01 PRIMARY
FREMF 2013-K27
WACHOVIA 2006-C23
ONLY
LB-UBS 2006 C1
WACHOVIA 2007-C30
FUNB 2000 C2
MSBAM 2014-C16
MSBAM 2014-Cl8
WFRBS 2013-C17
WFCM 2014-LC18
JPMBB 2014-C23
JPMBB 2014-C22
LB UBS 2000 C5
WACHOVIA 2005-C18
LB UBS 2004 C8
CITIGROUP CMT 2004 C1
FUNB 2000 C1
LB UBS 2002 C2
WACHOVIA 2006-WHALE 7
CITIGROUP 2006-FL2
LB-UBS 2007-C2
NLY 2014-FL1
RESOURCE 2013-CRE1
PFP III 2014-1
RESOURCE 2014-CRE2
MSBAM 2013-C13
FREMF 2010-K7
FREMF 2010-K8
FREMF 2014-KF06 PRIMARY
MERRILL LYNCH 1996 C2
FREMF 2014-K41
FREMF 2011-Kl3
COMM 2009-K3
FREMF 2010-K9
FREMF 2011-K11
FREMF 2014 K715
FREDDIE MAC 2010 K-SCT
FREMF 2011-K701
FREMF 2011-K702
FREMF 2011-K703
FREMF 2011-K15
FREMF 2014-K717 PRIMARY
FREMF 2013-K26
CMAT 1999 Cl
FREMF 2012-K707
FREMF 2014-K714
FREMF 2013-K31
FREMF 2013-K33
FREMF 2012-K711
FREMF 20l4-K36
FREMF 2014-K40
FREMF 2014-K716
FREMF 2011-K704
FREMF 2014-KF04

FREMF 2012-K23
FREMF 2012-K706
FREMF 2013-K25
FREMF 2013-K34
FREMF 2012-K20
FREMF 2013 K30 MASTER
FREMF 2013 K29 (MASTER)
FREMF 2014-KF05
FREMF 2014 KS02
FREMF 2013 K713
FREMF 2012-K708
MORGAN STANLEY 2005-HQ5
OBP DEPOSITOR, LLC TRUST
COMM 2012-MVP
GRAND PACIFIC BUSINESS
2010-OBP
LOAN TRUST 2005-1
WFCM 20I3-120B
2001-CMLB-l
MS2000PRIN
NORTHSTAR 2013-1 (CLO)
BSB06001
CREST 2003-2
CSFB94CFB1
NS 2012-1
UCB07-1
MAIDEN 2008-1
REXFORD INDUSTRIAL FUND V
  SOUND MARK HORIZONS
LP WAREHOUSE
  FUND LP WAREHOUSE
RESOURCE CAPITAL CORP.
SAS WAREHOUSE 2013 (H2)
PRIME FINANCE PARTNERS I,
WAREHOUSE
LP.
H2 WAREHOUSE 2013
JEMB MADISON AVE LLC (BASIS I-
292 MAD)
          BROE WAREHOUSE
SAF FUNDING, LLC
H2 CREDIT PARTNERS
YELLOW BRICK REAL ESTATE
WAREHOUSE
CAPITAL I, LLC
LOANCORE (JEFFERIES)
JLC WAREHOUSE I LLC
JLC WAREHOUSE II LLC
WAREHOUSE
BICOASTAL (A BLACKSTONE
FII F DEBT ACCT PTE LTD
STARWOOD AND CITI REP
CREDIT FACILITY)
STARWOOD & GOLDMAN REPO
     BELVEDERE CAPITAL
BASIS RE CAPITAL II (REPO)
     WAREHOUSE
MODERN BANK, N.A.
LADDER WELLS FARGO REPO
LADDER CAPITAL LLC REPO
LADDER JPM REPO
LADDER DEUTSCHE REPO
RIALTO REPO WITH WF
BANK OF AMERICA
RIALTO REPO W/GS
TUEBOR WAREHOUSE
WAREHOUSE
(LADDER)
RIALTO WAREHOUSE 2013
GERMAN AMERICAN CAPITAL
KEARNY CREDIT FACILITY
CORPORATION WARE
WAREHOUSE
BARCLAYS WAREHOUSE
KGS-ALPHA REAL ESTATE
FORTRESS CREDIT CORP
WAREHOUSE

ROCKWOOD (375 PARK)
WAREHOUSE
OWS I ACQUISITIONS, LLC WH
OWS COF I MASTER WH
OWS CREDIT OPPORTUNITY I
ONE WILLIAM STREET CAP
SRE FW MEZZ WAREHOUSE
WH
MASTER FUND WH
(RIDGMAR MEZZ)
SINGERMAN (RIDGMAR MEZZ
NXT CAPITAL FUNDING II, LLC
SPREF WH II WF REPO
LOAN)
STARWOOD & DEUTSCHE
LADDER MET LIFE REPO
PRIME FINANCE PARTNERS III,
REPO
LP
SILVERPEAK RE FINANCE LLC
GERMAN AMERICAN I
LONESTAR (RELIUS)
WAREHOUSE
DEUTSCHE WAREHOUSE
WAREHOUSE 2013
SPREF WH I LLC (DEUTSCHE
JLC WAREHOUSE IV LLC
WACHOVIA GENERAL
REPO)
(DEUTSCHE REPO)
PARTICIPANT
WACHOVIA GENERAL
PRIME FINANCE PARTNERS II,
RLJ III -FINANCE HOLDINGS,
PARTICIPANT
L.P.
LLC
TRT LENDING REPO
STARWOOD PROPERTY
FORTRESS (CF TRANS HOLDCO
WAREHOUSE
MORTGAGE LLC WAREHOUSE
LLC) WAREHOUSE
TRT LENDING SUBSIDIARY
ACM TRAFFORD V LLC
LONE STAR REPO WITH WELLS
LLC
WAREHOUSE
FARGO
CITIGROUP GLOBAL MARKETS
CREXUS WAREHOUSE
WASHINGTON SUB, LLC
REALTY CORP
STARWOOD MORTGAGE
ARCHETYPE & BARCLAYS
MC FIVE MILE SPE B LLC
CAPITAL WAREHOUSE
REPO
(COLUMN REPO)
FIVE MILE WAREHOUSE (GS)
STARWOOD CITI REPO SUB 6
NRFC WAREHOUSE (SOHO
HOUSE)
PILLAR FUNDING LLC
PRIME REPO WITH U.S. BANK
PRIME REPO WITH METLIFE
WAREHOUSE
UBS WAREHOUSE
CF BRANCH WAREHOUSE
MKP CREDIT MASTER FUND
MEZZANINE
WESTIN TIME SQUARE
WESTIN TIME SQUARE
BLACKSTONE SELECT HOTEL
MEZZANINE
MEZZANINE 2
SRMEZZ
NBS REAL ESTATE CAPITAL
WAREHOUSE
LONESTAR REPO WITH CB
TEACHERS INSURANCE &
ANNUITY ASSOCIATION
STARWOOD PROPERTY
ACCORMEZZ WAREHOUSE
ALABAMASAVES WAREHOUSE
MORTGAGE SUB-2, L.L.C.

CANTOR CRE LENDING LP
MORGAN STANLEY
MACQUARIE WAREHOUSE
GACC/DEUTSCHE FLOATING
GCCP H-1, LLC (GROSSMAN)
MKP CREDIT MASTER FUND
WAREHOUSE
WAREHOUSE
BANCORP BANK WAREHOUSE
ROCKWOOD CAPITAL, LLC
(NORTHROCK)
CAPITAL LEASE WAREHOUSE-
398 & 526
RAITH WAREHOUSE
BUCHANAN FUND V
BMC MORTGAGES VI
BUCHANAN MORTGAGE
FIVE MILE WAREHOUSE
NRFC II REPO WAREHOUSE
CAPITAL
NORTHSTAR-DORAL
WAREHOUSE (NRFC)
NORTHSTAR-DORAL
WAREHOUSE (NSREIT)
NORTHSTAR-CITI REPO
WAREHOUSE
NRFC REPO WAREHOUSE
NORTHSTAR (CB LOAN NT- II,LLC)
     SQUARE MILE/RAM ACQ, LLC
CB REPO
OWS ABS MASTER FUND II, LP
GOLDMAN SACHS
LVS II SPE III LLC (AFFILIATE
WAREHOUSE
OFPIMCO)
TOCU II LLC (PIMCO ENTITY)
GS COMMERCIAL REAL
PIMCO (GCCU I LLC)
ESTATE WAREHOUSE
PIMCO (TOCU I LLC)
LIBREMAX WAREHOUSE
ROC DEBT STRATEGY FUND
MANAGERLLC
BLACKSTONE (BRE/MWT)
RBS WAREHOUSE
GREENWICH CAPITAL
FINANCIAL PRODUCTS INC
JP MORGAN CHASE
PFP II SUB I, LLC
PRIME AND METLlFE REPO
RESOURCE CAPITAL REPO
BREDS LOAN CAPITAL REPO
BREDS LOAN CAPITAL IV REPO
WAREHOUSE
WAREHOUSE
WAREHOUSE
BREDS LOAN CAPITAL II REPO
MORGAN STANLEY
NORTHSTAR(NS
WAREHOUSE
HEALTHCARELOANHOLDING LLC)
NS RE INCOME OPERATING
NORTHSTAR DB LOAN NT-II
WFB REPO WITH LVSI
PARTNESHIP II, LP
REPO
NORTHSTAR (NS HEALTHCARE
   NORTHSTAR-DB REPO
NORTHSTAR-DB REPO
PT 2) WAREHOUSE
   WAREHOUSE (NSINCOME)
WAREHOUSE (NRFC)

CANTOR REPO WITH MET LIFE
PFP III SUB I, LLC
MARATHON STRUCTURED FINANCE
FUND LP
MARATHON STRUCTURED
MARATHON STRUCTURED
TRIANGLE WAREHOUSE
FINANCE FUND LP
FINANCE FUND LP
ONE WEST BANK REPO
MEZZ CAP LLC (FKA CBA
MEZZ CAP REIT I, INC
MEZZ)
RESOURCES REPO WITH DB
SL GREEN REALTY
CORP/GRAMERCY
H2-WF REPO WAREHOUSE
SL GREEN WAREHOUSE
SL GREEN - JPM REPO
DEXIA REAL ESTATE
PORTFOLIO
DEXIA REAL ESTATE CAPITAL
BB&T WAREHOUSE
NORTHSTAR WAREHOUSE
MARKETS
LEHMAN BROTHERS
LEHMAN BROTHERS
AG MIT CREL (ANGELO
WAREHOUSE
WAREHOUSE
GORDON ENTITY) REPO
WEST RIVER WAREHOUSE
VALSTONE WAREHOUSE
WACHOVIA RED - TAX CREDIT
WACHOVIA RED- TAX CREDIT
RIVER MARKET BROE
VORNADO REALTY L.P.
WAREHOUSE
WAREHOUSE
CD 2007-CD4 COMPANION
LB-UBS 2006 Cl COMPANION
GREENWICH CCFC 2003 C1
(COMPANION)
BSCMS05TOP20
MS06TOP23
COBALT 2007- C3 COMPANION
(COMPANION)_LANDESBANK
(COMPANION)_LANDESBANK
LB UBS 2006-C4 COMPANION
CITIGROUP 2007-C6
WACHOVIA 2006-C27 -
(COMPANION)
COMPANION
MSBAM 2013-Cl2 COMPANION
JPMC 2006-LDP9 COMPANION
GREENWICH CCFC 2007-GG11
COMPANION
MORGAN STANLEY 2007 IQ14
CITIGROUP 2012-GC8
COMM 2014-LC17 COMPANION
COMPANION
GSMS 2013-GC10
COMM 2013-WWP COMPANION
GSMS 2011-GC5 COMPANION
GOLDMAN 2006-GG6
GREENWICH CCFC 2007-GG9
CGCMT2014-GC21 COMPANION
COMPANIONS
COMPANION
COMM 2014-CCRE14
GSMS 2011-GC3 COMPANION
GSMS 2010-C2 COMPANION
COMPANION

GREENWICH CCFC 05 GG5
(COMPANION)
GOLDMAN 2006-GG8
COMPANIONS
GSMS 2014-GC18 COMPANION
COMM 2014-UBS5 COMPANION
CGCMT2013-GC15 COMPANION
COMM 2013-CCRE13
COMM 2014-LC15 COMPANION
COMM 2013-CCRE6
COMPANION
GSMSC04GG2 (COMPANION)
1_VARIABLELIFE
CGCMT 2014-GC25
CGCMT 2014-GC19 COMPANION
  GSMS 2014-GC22 COMPANION
COMPANION
GSMSC 2010-C1 COMPANION
GOLDMAN 2007-GG10
GSMS 2012-GCJ7 COMPANION
COMPANION
CITIGROUP 2013-375P
GSMS 2014-GC26 COMPANION
COMM 2013-CCRE10
COMPANION
COMPANION
COMM 2010-Cl COMPANION
COMM 2014-UBS3 COMPANION
DBUBS 2011-LC1 COMPANION
BSCM07TOP28 (COMPANION)
MSC05HQ6
ML-CFC 2007-7 COMPANION
1_BALDEAGLE
(COMPANION)_PRUDENTIAL
FUNB 2001 C2 B NOTES
BSCM07TOP28 (COMPANION)
MLCFC07-6
2_STARWOOD
(COMPANION)_ASTAR
1345FB2005 (COMPANION)
BSCMS05TOP20 (COMPANION)
BSCMS05TOP20 (COMPANION)
2_HARTFORDLIFE
3_METLIFE
BSCMS05TOP20 (COMPANION)
MSC07HQ12 (COMPANION)
MSC07HQ12 (COMPANION)
1_NYLIFE
2_DEUTSCHEAG
1_CIT
JPMCC 2007-LDPI1
JPMC 2006-LDP7 COMPANION
FUNB 2001 C3 B NOTES
COMPANION
CGWF 2013-RKWH COMPANION
JPMCC 2007-LDP10
7 WORLD TRADE CENTER 2012-
COMPANION
WTC COMPANION
COMM 2006-FL12 COMPANION
COMM2013-FL3 COMPANION
BRE SELECT HOTELS MEZZ
WAREHOUSE
3 WORLD TRADE CENTER 2014
BAMLL 2014-FL1 COMPANION
CGBAM 2014-HD COMPANION
COMPANION
LEHMAN 2006 LLF-C5C
LEHMAN 2005-LLF C4
JPMCC 2014-FL5 COMPANION
(COMPANIONS)
COMM 2014-FL4 COMPANION
LB UBS 2004 C6 COMPANION
MSBAM 2013-C11 COMPANION
WACHOVIA 2004-Cl5
LB-UBS 2005-C7 COMPANION
WACHOVIA 2007-WHALE 8
COMPANION
NON TRUST

FOUR TIMES SQUARE 2006-
4TS COMPANION
COMM07FLl4 (COMPANION)
2_SOCIETE GENERAL
WACHOVIA 2007-C31
COMPANION
WACHOVIA 2007-C32
COBALT 2007-C2 COMPANION
WACHOVIA 2007-C34
COMPANION
COMPANION
MSBAM 2013-C8 COMPANION
JPM 2012-CIBX COMPANION
LB UBS 2004 C8 COMPANION
WACHOVIA 2006-C29
WACHOVIA 2006-C24
LEHMAN-UBS 2005 C5
COMPANION
(COMPANION)
COMPANION
WACHOVIA 2006-C25
(COMPANION)
WACHOVIA 2005-C20
(COMPANION)
WACHOVIA 2007-C30
COMPANION
WACHOVIA 2007-C33
WFCM 2013-LC12 COMPANION
MORGAN STANLEY 2007-HQ13
COMPANION
COMPANION
LB UBS 2006-C7 COMPANION
WFRBS 2014-C22 COMPANION
MSBAM 2014-C15 COMPANION
LB-UBS 2006-C3 COMPANION
JPMC 2014-C20 COMPANION
WFRBS 2014-C20 COMPANION
WFRBS 2014-LC14 COMPANION
WFRBS 2013-C16 COMPANION
JPMBB 2013-Cl7 COMPANION
WFRBS 2013-C15 COMPANION
JPMCC 2013-C16 COMPANION
JPMBB 2014- C21 COMPANION
WACHOVIA 2004-C10
LB UBS 2005 C1 COMPANION
LBUBS05C3 (COMPANION)
(COMPANION)
1_SORINRE
LBUBS05C3 (COMPANION)
LBUBS05C3 (SENIOR MEZZ)
LBUBS05C3 (SENIOR MEZZ)
4_QUADRANTFUND
5_BAYERISCHE
4_AIBDEBT
LBUBS05C3 (SENIOR MEZZ)
3_LRP
LBUBS05C3 (SENIOR MEZZ)
2_ING
LBUBS05C3 (SENIOR MEZZ)
l_METLIFE
WFRBS 2013-C11 COMPANION
WFRBS11C2 (PARTICIPATION)_WEST
RIVER
            MSBAM 2014-Cl9 COMPANION
JPMBB 2013-C15 COMPANION
WFRBS 2014-C19 COMPANION
WFRBS2013-UBS1 COMPANION
WFRBS 2014-C25 COMPANION
WFRBS 2014-C23 COMPANION
RBS 2010-MB1 COMPANION
WACHOVIA 2004-C11
(COMPANION)
LB-UBS 2007-C6 (COMPANION)
CITY CENTER 2011-CCHP
COMPANION
MSBAM 2014-C14 COMPANION
MSBAM 2014-C17 COMPANION
WACHOVIA 2005-C21
(COMPANION)
LB-UBS 2006-C6 COMPANION
MSBAM 2014-C16 COMPANION
MSBAM 2014-C18 COMPANION
WFRBS 2013- C17 COMPANION
WFCM 2014- LC18 COMPANION
JPMBB 2014-C22 COMPANION

LB UBS 2007-C2 COMPANION
WACHOVIA 2006 WHALE 7 NON TRUST
              CITIGROUP 2006-FL2
              COMPANION
JPMC 2005-LDP2 COMPANIONS
MORGAN GUARANTY TRUST
STRATEGIC LAND JOINT
CO. OF NY
VENTURE 2
MLFT 2006-1
(COMPANION)_CAPTRUST
VERTICAL CRE CDO 2006-
1_ROYAL HOLIDAY
CONCORD REAL ESTATE CDO
2006-1 (CERRITOS)
CRESS 2008-1
CDO_PLAZAELSEGUNDO
CBA-MEZZANINE CAPITAL FINANCE
             MLCFC07-5
             (COMPANION)_LEXINGTON
ALL STATE_PPG
(PARTICIPATION)
WFRBS11C4
(COMPANION)_LIBERTYLIFE
WFCM10C1
(PARTICIPATION)_BASIS
NORTHSTAR CDO VIII
NORTHSTAR CDO IX PRIMARY
(MEMORIAL MALL)
  NEWCASTLE CDO IX
CONCORD REAL ESTATE CDO
2006-1
MARATHON REAL ESTATE CDO
2006-1
   CAPLEASE CDO 2005-1
RESOURCE REAL ESTATE
FUNDING CDO 2006-1
WACHOVIA CRE CDO 2006-1
RESOURCE REF CDO 2007-1
CAPITAL SOURCE RELT 2006-A
NORTHSTAR CDO IV LTD
NORTHSTAR CDO VI
SUNTRUST BANK_KINGPLAZA
(PARTICIPATION)
PEOPLE'S UNITED BANK_COLE
MTANDPPG
FMBT12FBLU
JPMC07FL1
HMAC99PHI
WB05WHALE6
GCCFC04FL2
GCCFC03C2C
LB06LLFC5
DDR09DDR1
COMM06FL12
CSFB06TFL2
CSF7C2
CSFB97C1
MSDOOLIFE2
1998-WF1
1997-WF1
GCCFC06FL4
LBUBS2001C2
LBUBS2000C3
GECC2001-1
COMM12FL2
LBUBS03C7
LBUBS2002C4
GECC 2003-C2
FUNB2002Cl
WB06C28C
CHASE 2000-2
CGBAM13BREH
BSCOOWF1
COMM11FL1
MS2000LIFE1
CGCMTJ4GC25C

APPENDIX B
APPLICABLE SERVICING CRITERIA WITH RESPECT TO COMMERCIAL LOANS
(THE PLATFORM)
SERVICING CRITERIA
APPLICABLE
SERVICING
CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
the
Company
Performed
by
Vendor(s)
for which
the
Company is
the
Responsible
Party
Performed by
vendor(s) for
which the
Company is
NOT the
Responsible
Party
NOT
performed by
the Company
or by
subservicer(s)
or vendor(s)
retained by
the Company
General Servicing Considerations
1122(d)(I)(i)
Policies and procedures are instituted to monitor
any performance or other triggers and events of
default in accordance with the transaction
agreements.
X
X
1122(d)(1)(ii)
If any material servicing activities are outsourced
to third parties, policies and procedures are
instituted to monitor the third party's performance
and compliance with such servicing activities.
X
1122(d)(l)(iii)
Any requirements in the transaction agreements to
maintain a back-up servicer for the pool assets are
maintained.
X
1122(d)(l)(iv)
A fidelity bond and errors and omissions policy is
in effect on the party participating in the servicing
function throughout the reporting period in the
amount of coverage required by and otherwise in
accordance with the terms of the transaction
agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the
appropriate custodial bank accounts and related
bank clearing accounts no more than two business
days following receipt, or such other number of
X

SERVICING CRITERIA
APPLICABLE
SERVICING
CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
the
Company
Performed
by
Vendor(s)
for which
the
Company is
the
Responsible
Party
Performed by
vendor(s) for
which the
Company is
NOT the
Responsible
Party
NOT
performed by
the Company
or by
subservicer(s)
or vendor(s)
retained by
the Company
days specified in the transaction agreements.
1122(d)(2)(ii)
Disbursements made via wire transfer on behalf
of an obligor or to an investor are made only by
authorized personnel.
X
1122(d)(2)(iii)
Advances of funds or guarantees regarding
collections, cash flows or distributions, and any
interest or other fees charged for such advances,
are made, reviewed and approved as specified in
the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as
cash reserve accounts or accounts established as a
form of overcollateralization, are separately
maintained (e.g., with respect to commingling of
cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a
federally insured depository institution as set forth
in the transaction agreements. For purposes of this
criterion, "federally insured depository
institution" with respect to a foreign financial
institution means a foreign financial institution
that meets the requirements of Rule 13k-l (b)(l) of
the Securities Exchange Act.
X
1122(d)(2)(vi)
Unissued checks are safeguarded so as to prevent
unauthorized access.
X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis
for all asset-backed securities related bank
accounts, including custodial accounts and related
bank clearing accounts. These reconciliations are
X

SERVICING CRITERIA
APPLICABLE
SERVICING
CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
the
Company
Performed
by
Vendor(s)
for which
the
Company is
the
Responsible
Party
Performed by
vendor(s) for
which the
Company is
NOT the
Responsible
Party
NOT
performed by
the Company
or by
subservicer(s)
or vendor(s)
retained by
the Company
(A) mathematically accurate; (B) prepared within
30 calendar days after the bank statement cutoff
date, or such other number of days specified in the
transaction agreements; (C) reviewed and
approved by someone other than the person who
prepared the reconciliation; and (D) contain
explanations for reconciling items. These
reconciling items are resolved within 90 calendar
days of their original identification, or such other
number of days specified in the transaction
agreements.
Investor Remittances and Reporting
1122(d)(3)(i)
(A)
Reports to investors, including those to be filed
with the Commission, are maintained in
accordance with the transaction agreements and
applicable Commission requirements.
Specifically, such reports (A) are prepared in
accordance with timeframes and other terms set
forth in the transaction agreements;
X
X
1122(d)(3)(i)(B)
(B) provide information calculated in accordance
with the terms specified in the transaction
agreements;
X
1122(d)(3)(i)(C)
(C) are filed with the Commission as required by
its rules and regulations;
X
1122(d)(3)(i)(D)
(D) agree with investors' or the trustee's records as
to the total unpaid principal balance and number
of pool assets serviced by the Servicer.
X
1122(d)(3)(ii)
Amounts due to investors are allocated and
X

SERVICING CRITERIA
APPLICABLE
SERVICING
CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
the
Company
Performed
by
Vendor(s)
for which
the
Company
is the
Responsible
Party
Performed by
vendor(s) for
which the
Company is
NOT the
Responsible
Party
NOT
performed by
the Company
or by
subservicer(s)
or vendor(s)
retained by
the Company
remitted in accordance with timeframes,
distribution priority and other terms set forth in
the transaction agreements.
1122(d)(3)(iii)
Disbursements made to an investor are posted
within two business days to the Servicer's
investor records, or such other number of
days specified in the transaction agreement
X
1122(d)(3)(iv)
Amounts remitted to investors per the investor
reports agree with cancelled checks, or other
form of payment, or custodial bank statements.
X
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on pool assets is
maintained as required by the transaction
agreement or related mortgage loan documents.
X
X
1122(d)(4)(ii)
Pool assets and related documents are
safeguarded as required by the transaction
agreement
X
1122(d)(4)(iii)
Any additions, removals or substitutions to the
asset pool are made, reviewed and approved in
accordance with any conditions or requirements
in the transaction agreements.
X(1)
1122(d)(4)(iv)
Payments on pool assets, including any payoffs,
made in accordance with the related [pool asset]
documents are posted to the Servicer's obligor
records maintained no more than two business
days after receipt, or such other number of days
specified in the transaction agreements, and
allocated to principal, interest or other items (e.g.,
X

SERVICING CRITERIA
APPLICABLE
SERVICING
CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
the
Company
Performed
by
Vendor(s)
for which
the
Company
is the
Responsible
Party
Performed by
vendor(s) for
which the
Company is
NOT the
Responsible
Party
NOT
performed by
the Company
or by
subservicer(s)
or vendor(s)
retained by
the Company
Escrow in accordance with the related mortgage
loan documents.
1122(d)(4)(v)
The Servicer's records regarding the pool assets
agree with the Servicer's records with respect to
an obligor's unpaid principal balance.
X
1122(d)(4)(vi)
Changes with respect to the terms or status of an
obligor's pool assets (e.g., loan modifications or
re-aging) are made, reviewed and approved by
authorized personnel in accordance with the
transaction agreements and related pool asset
documents.
X
X
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g.,
forbearance plans, modifications and deeds in
.lieu of foreclosure, foreclosures and
repossessions, as applicable) are initiated,
conducted and concluded in accordance with the
timeframes or other requirements established by
the transaction agreements.
X
1122(d)(4)(viii)
Records documenting collection efforts are
maintained during the period a mortgage loan is
delinquent in accordance with the transaction
agreements. Such records are maintained on at
least a monthly basis, or such other period
specified in the transaction agreements, and
describe the entity's activities in monitoring
delinquent pool assets including for example,
phone calls, letters and payment rescheduling
plans in cases where delinquency is deemed
X
:

SERVICING CRITERIA
APPLICABLE
SERVICING
CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
the
Company
Performed
by
Vendor(s)
for which
the
Company
is the
Responsible
Party
Performed by
vendor(s) for
which the
Company is
NOT the
Responsible
Party
NOT
performed by
the Company
or by
subservicer(s)
or vendor(s)
retained by
the Company
temporary (e.g., illness or unemployment).
1122(d)(4)(ix)
Adjustments to interest rates or rates of return for
pool assets with variable rates are computed based
on the related mortgage loan documents.
X
1122(d)(4)(x)(A)
Regarding any funds held in trust for an obligor
(such as escrow accounts): (A) such funds are
analyzed, in accordance with the obligor's pool
asset documents, on at least an annual basis, or
such other period specified in the transaction
agreements
X
1122(d)(4)(x)(B)
(B) interest on such funds is paid, or credited, to
obligors in accordance with applicable pool asset
documents and state laws;
X
1122(d)(4)(x)(C)
(C) such funds are returned to the obligor within
30 calendar days of full repayment of the
related pool assets, or such other number of
days specified in the transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as
tax or insurance payments) are made on or before
the related penalty or expiration dates, as
indicated on the appropriate bills or notices for
such payments, provided that such support has
been received by the Servicer at least 30 calendar
days prior to these dates, or such other number of
days specified in the transaction agreements.
X
X(2)

SERVICING CRITERIA
APPLICABLE
SERVICING
CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
the
Company
Performed
by
Vendor(s)
for which
the
Company is
the
Responsible
Party
Performed by
vendor(s) for
which the
Company is
NOT the
Responsible
Party
NOT
performed by
the Company
or by
subservicer(s)
or vendor(s)
retained by
the Company
1122(d)(4)(xii)
Any late payment penalties in connection with any
payment to be made on behalf of an obligor are
paid from the Servicer's funds and not charged to
the obligor, unless the late payment was due to the
obligor .s error or omission.
X
X(2)
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are
posted within two business days to the obligor's
records maintained by the Servicer, or such other
number of days specified in the transaction
agreements.
X
1122(d)(4)(xiv)
Delinquencies, charge-offs and uncollectible
accounts are recognized and recorded in
accordance with the transaction agreements.
X
1122(d)(4)(xv)
Any external enhancement or other support,
identified in Item 1114(a)(l) through (3) or Item
1115 of Regulation AB, is maintained as set forth
in the transaction agreements.
X
(1) There were no activities performed during the year ended December 31, 2014 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.
(2) The vendors, CoreLogic, Inc. and National Tax Search, LLC, provided separate Reg. AB 1122(d) attestations for their tax payment activities as they relate to criteria 1122(d) (4) (xi) and (xii).